                                                                  Exhibit 10.1.3


                      AMENDMENT NO. 2 (this "Amendment") TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                      AMERICAN REAL ESTATE INVESTMENT, L.P.



      The parties hereto intend to amend the Agreement of Limited Partnership of American Real Estate, L.P. (the "Agreement") pursuant to Section 12.8 thereof as follows:

            1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

            2. Section 11.1 of Article XI of the Agreement shall be amended and restated as set forth in Schedule "A" attached hereto.

            3.    This  Amendment shall be effective as of August 11, 1997.

            4. Except as amended by this Amendment, the Agreement shall remain in full force and effect in all respects.

            5. This Amendment shall be governed by and construed in conformity with the laws of the State of Delaware.

            6. This Amendment may be executed in any number of counterparts, all of when taken together shall constitute one Amendment.
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      IN WITNESS WHEREOF, the General Partner (with the approval of a majority of its directors who are not Affiliates of any of the Limited Partners), and Limited Partners constituting a Majority-In-Interest of the Limited Partners, have executed this Amendment.


                                    American Real Estate Investment Corporation,
                                       General Partner




                              By:   __________________________________________
                                    Evan Zucker, President




                                    Limited Partners:




                                    ------------------------------------------
                                    John Blumberg



                                    ------------------------------------------
                                    Rosalind Davidowitz



                                    ------------------------------------------
                                    Mariano DeCola



                                    ------------------------------------------
                                    John Dell

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                                    ------------------------------------------
                                    Jim Fleming



                                    ------------------------------------------
                                    Floyd Hall



                                    ------------------------------------------
                                    Hord Hardin, III



                                    ------------------------------------------
                                    JKP Family Associates



                                    ------------------------------------------
                                    David Jones



                                    ------------------------------------------
                                    Lervo Investments, LLC



                                    ------------------------------------------
                                    James Marshall

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                                    ------------------------------------------
                                    Houston McCollough



                                    ------------------------------------------
                                    Anthony Miele



                                    ------------------------------------------
                                    Matt Moran



                                    ------------------------------------------
                                    Andrew Mulvihill



                                    ------------------------------------------
                                    Christopher Mulvihill



                                    ------------------------------------------
                                    Gail Mulvihill



                                    ------------------------------------------
                                    Gene Mulvihill, Jr.

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                                    ------------------------------------------
                                    Heather Mulvihill


                                    ------------------------------------------
                                    James Mulvihill



                                    ------------------------------------------
                                    New Jersey Real Estate Liquidation Corp.



                                    ------------------------------------------
                                    Property Asset Equities



                                    ------------------------------------------
                                    Michael Rotchford



                                    ------------------------------------------
                                    Barbara Zucker Zarett



                                    ------------------------------------------
                                    Brian Zucker

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                                    ------------------------------------------
                                    Evan Zucker



                                    ------------------------------------------
                                    Marshall Zucker



                                    ------------------------------------------
                                    Blue Mesa Capital, LLC



                                    ------------------------------------------
                                    Webb  Waring   Institute  for   Biomedical
                                     Research

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                                   Exhibit "A"



                                   ARTICLE XI

                       Grant of Rights to Limited Partners
                       -----------------------------------


      11.1 Grant of Rights. The General Partner does hereby grant to each of the Limited Partners and the Limited Partners do hereby accept the right, but not the obligations (hereinafter such right sometimes referred to as the "Rights" or "Conversion Rights"), to convert all or any portion of their Partnership Interests into Shares or cash, as selected by the General Partner, at any time or from time to time after the first (1st) and no later than the tenth (10th) anniversary of the date on which the Completion of the Offering occurs, on the terms and subject to the conditions and restrictions contained in this Article
XI. In the event the General Partner elects to cause the Offered Interests to be converted into Shares, upon the closing of the acquisition of the Offered Interests, the General Partner shall become the owner of such Offered Interests and be a Substituted Partner pursuant to Section 9.2 hereof. In the event the General Partner elects to cause the Offered Interests to be converted into cash, upon the closing of the acquisition of the Offered Interests, the General Partner shall effect such conversion by causing the Partnership to redeem the Offered Interests for cash. The Conversion Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject to the conditions and restrictions contained in this Article XI, upon delivery to the General Partner of an Exercise Notice in the form of Exhibit C, which notice shall specify the Partnership Interests to be sold by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner or the Partnership of the Purchase Price in respect of such Partnership Interests in accordance with the terms hereof.